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                                PROMISSORY NOTE
                                ---------------


     We promise to pay, six months from the date of the making hereof, being the 16th day of September, 1997, to LATOR INTERNATIONAL, INC. of Boca Raton, Florida, the sum of SEVENTY FIVE THOUSAND ($75,000.00) in the lawful currency of the United States of America, plus simple interest in the amount of TEN PERCENT (10%) per annum.


     THIS 16th DAY OF SEPTEMBER, 1997




                                     9006-1474 Quebec, Inc. doing business as Torland per:



                                     /s/ Louis Zanette
                                     ----------------------------
                                     LOUIS ZANETTE


                   -AND-



                                     /s/ Louis Zanette
                                     ----------------------------
                                     LOUIS ZANETTE